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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                FMC Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

--------------------------------------------------------------------------------
[LOGO OF FMC]
             Corporation

William G. Walter
Chairman, President and
Chief Executive Officer

                                                                  March 15, 2002

Dear Stockholder:

It is my pleasure to invite you to attend FMC's 2002 Annual Meeting of Stockholders. The meeting will be held on Tuesday, April 23, 2002 at 2:00 p.m. local time at the Top Of The Tower, 1717 Arch Street, 50th Floor, Philadelphia, Pennsylvania. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

During the meeting, I will report to you on the Company's earnings, results and other achievements during 2001 and on our outlook for 2002. We welcome this opportunity to have a dialogue with our stockholders and look forward to your comments and questions.

If you are a stockholder of record who plans to attend the meeting, please mark the appropriate box on your proxy card. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notification to the Company's Investor Relations Department, 1735 Market Street, 23rd Floor, Philadelphia, Pennsylvania 19103, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those indicating they plan to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please sign, date and return your proxy card as soon as possible. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on April 23rd.

Sincerely,

/s/ WILLIAM WALTER

                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            Tuesday, April 23, 2002
                                   2:00 p.m.
                                Top of the Tower
                                 Fiftieth Floor
                                1717 Arch Street
                        Philadelphia, Pennsylvania 19103

                                                                  March 15, 2002

Dear Stockholder:

You are invited to the Annual Meeting of Stockholders of FMC Corporation. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:

  . Re-elect two directors, Edward J. Mooney and Enrique J. Sosa, each for a term of three years

  . Ratify the appointment of KPMG LLP as our independent public accountants for 2002

  . Vote on any other business properly brought before the meeting

MANAGEMENT RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

Your vote is important. To be sure your vote counts and assure a quorum, please vote, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

                                  By order of the Board of Directors

                                  Andrea E. Utecht
                                  Vice President,
                                  General Counsel and Secretary

                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------
                               Table of Contents

I. Information About Voting

II. The Proposals To Be Voted On

  . Election of Directors

  . Nominees for Directors

  . Ratification of Appointment of Independent Public Accountants

III. Board of Directors

  . Nominees for Director

  . Directors Continuing in Office

IV. Information About the Board of Directors

  . Meetings

  . Committees

  . Board of Directors Compensation

V. Security Ownership of FMC

  . Management Ownership

  . Other Security Ownership

VI. Executive Compensation

  . Summary Compensation Table

  . Option Grants in 2001

  . Aggregated Option Exercises in 2001 and Year-End Option Values

  . Retirement Plans

  . Termination and Change of Control Arrangements

  . Report of the Compensation Committee on Executive Compensation

  . Stockholder Return Performance Presentation

VII. Related Party Transactions

VIII. Other Matters

  . Section 16(a) Beneficial Ownership Reporting Compliance

  . Audit Committee Report

  . Proposals for the 2003 Annual Meeting

  . Expenses Relating to this Proxy Solicitation

                                                                   [LOGO OF FMC]

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I. Information About Voting

Solicitation of Proxies. The Board of Directors of FMC Corporation ("FMC") is soliciting proxies for use at the 2002 Annual Meeting of FMC and any adjournments of that meeting. FMC first mailed this proxy statement, the accompanying form of proxy and the FMC Annual Report for 2001 on or about March 15, 2002.

Agenda Items. The agenda for the Annual Meeting is to:

  1. Re-elect two directors;

  2. Ratify the appointment of KPMG LLP as our independent public accountants for 2002; and

  3. Conduct other business properly brought before the meeting.

Who Can Vote. You can vote at the Annual Meeting if you are a holder of FMC's common stock, par value of $0.10 per share ("Common Stock"), on the record date. The record date is the close of business on March 1, 2002. You will have one vote for each share of Common Stock. As of March 1, 2002, there were 31,573,929 shares of Common Stock outstanding and entitled to vote.

How to Vote. You may vote in one of two ways:

 .  You can come to the Annual Meeting and cast your vote there.

 . You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the way you indicate.

Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote signed and returned proxies FOR the Board nominees for director and FOR agenda item 2. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies according to their best judgment.

Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

 .  Sending a written notice to the Secretary of FMC;

 .  Delivering a properly executed, later-dated proxy; or

 .  Attending the Annual Meeting and voting in person.

--------------------------------------------------------------------------------

The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding Common Stock entitled to vote at the meeting either attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker has not received instructions from the beneficial owner on how to vote and the broker does not have the authority to vote in the absence of instructions.

Vote Required for Action. Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. Other actions require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting. Abstentions and broker non-votes have the effect of a no vote on matters other than director elections.

II. The Proposals To Be Voted On

Election of Directors

FMC has three classes of directors which are intended to be as nearly equal in size as possible. The term for each class is three years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for Class I directors will expire at the 2002 Annual Meeting.

Nominees for Director

The nominees for director this year are Edward J. Mooney and Enrique J. Sosa. Information about the nominees, the continuing directors and the Board of Directors is contained in the next section of this proxy statement entitled "Board of Directors."

Robert N. Burt, a director since 1989, will retire from the Board on April 23, 2002. Asbjorn Larsen, a director since 1999, and Joseph H. Netherland, a director since 1999, retired as of December 31, 2001. The Board thanks all of them for their counsel and service.

The Board of Directors expects that both of the nominees will be able and willing to serve as directors. If any nominee is not available, the proxies may be voted for another person nominated by the current Board of Directors to fill the vacancy or the size of the Board of Directors may be reduced.

The Board of Directors recommends a vote FOR the election of Edward J. Mooney and Enrique J. Sosa.

                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------
Ratification of Appointment of Independent Public Accountants

The Audit Committee of the Board of Directors has recommended that KPMG LLP continue to serve as FMC's independent public accountants for 2002. KPMG LLP has served as FMC's independent public accountants since 1928. During 2001, KPMG's fees were as follows:

                                                          ($000)
                                                      FMC  FTI*  Total
                                                     ----- ----- -----
   .  Audit Fees                                       485   670 1,155
                                                     ----- ----- -----
   .  Financial Information Systems Design and
      Implementation Fees                                0     0     0
                                                     ----- ----- -----
   .  All Other Fees
     - Foreign Statutory Audits, Audits of Other
       Functions not Required for Certification,
       Form S-1 Filing, and Audit for Separation of
       FTI                                             370 1,298 1,668
     - Tax Services                                  1,052 1,178 2,230
     - Other Services                                  184   230   414
                                                     ----- ----- -----
      Total All Other Fees                           1,606 2,706 4,312
                                                     ----- ----- -----
   .  TOTAL                                          2,091 3,376 5,467
                                                     ===== ===== =====

------
* FMC's chemical and machinery businesses became two independent companies in 2001, through the spin-off of the machinery business, now called FMC Technologies, Inc. ("FTI"). This transaction is referred to throughout as the "FTI spin-off".

The Audit Committee has determined that the independence of KPMG LLP has not been adversely impacted as a result of the non-audit services performed by such accountants.

We expect a representative of KPMG LLP to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as independent public accountants for 2002.

--------------------------------------------------------------------------------
III. Board of Directors

Nominees for Director

Class I--Term Expiring in 2002
--------------------------------------------------------------------------------

               Edward J. Mooney
               Principal Occupation: Retired Chairman and Chief Executive
                 Officer Nalco Chemical Company
               Age: 60
               Director Since: 1997
[Photo]

Since March 2000, Mr. Mooney has served as Delegue General--North America, Suez Lyonnaise des Eaux. He was Chairman and Chief Executive Officer of Nalco Chemical Company from 1994 to 2000. He serves as a director of The Northern Trust Company and FMC Technologies, Inc.

--------------------------------------------------------------------------------

               Enrique J. Sosa
               Principal Occupation: Former President BP Amoco Chemicals
               Age: 61
               Director Since: 1999
[Photo]

Mr. Sosa was President of BP Amoco Chemicals from January 1, 1999 to April 1999. From 1995 to 1998, he was Executive Vice President of Amoco Corporation. Prior to joining Amoco, Mr. Sosa served as Senior Vice President of The Dow Chemical Company, President of Dow North America and a member of its Board of Directors. Mr. Sosa joined Dow in 1964 and he was elected Vice President of Dow in 1990, Senior Vice President of Dow in 1991 and President of Dow North America in 1993. Mr. Sosa has served on the Board of Directors of Electronic Data Systems, Dow Corning Corporation and Destec Energy. He also served as Chairman of the Executive Committee of the American Plastics Council, a member of the Executive Committee of the American section of the Society of Chemical Industry and a member of the Executive Committee and Board of Directors of the Chemical Manufacturers Association. Mr. Sosa is currently a director of DSM of the Netherlands.

--------------------------------------------------------------------------------

                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------

Directors Continuing in Office

Class II--Term Expiring in 2003
--------------------------------------------------------------------------------

               Patricia A. Buffler
               Principal Occupation: Dean Emerita and Professor of
                 Epidemiology, School of Public Health, University of California, Berkeley
               Age: 63
               Director Since: 1994
[Photo]

Dr. Buffler served as Dean of the School of Public Health, University of California, Berkeley, from 1991 to 1998 and as a Professor since 1991. She received her BSN from Catholic University of America in 1960, and a master's degree in health administration and epidemiology and a Ph.D. in epidemiology from the University of California, Berkeley in 1965 and 1973, respectively. She currently serves as an advisor to the World Health Organization, the National Institutes of Health, the U.S. Public Health Service Centers for Disease Control and Prevention, the U.S. Environmental Protection Agency and the National Research Council. She was elected as a Fellow of the American Association for the Advancement of Science in 1992 and served as an officer for the Medical Sciences section from 1994-2000. She has served as President for the Society for Epidemiological Research (1986), the American College of Epidemiology (1992), and the International Society for Environmental Epidemiology (1992-1993). She is a Board member of the Lovelace Respiratory Research Institute. From 1993 to 1998, she served on the University of California President's Council on National Laboratories and chaired the Council's Panel on Environment, Health and Safety. In 1994, she was elected to the Institute of Medicine, National Academy of Sciences.

--------------------------------------------------------------------------------

               Albert J. Costello
               Principal Occupation: Retired Chairman, Chief Executive Officer
                 and President, W. R. Grace & Co.
               Age: 66
               Director Since: 1995
[PHOTO]

Since May 1995, Mr. Costello served as Chairman, President and Chief Executive Officer of W.R. Grace & Co. He retired from W.R. Grace & Co. on December 31, 1998. Before joining W.R. Grace & Co., he served as chairman of the board of directors and chief executive officer of American Cyanamid Company from April 1993 through December 1994, when it was acquired by American Home Products. Mr. Costello is a director of Becton Dickinson and Company and a director of St. Joseph's Hospital & Medical Center System Board, located in Paterson, NJ.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class III--Term Expiring in 2004

--------------------------------------------------------------------------------

               B. A. Bridgewater, Jr.
               Principal Occupation: Retired Chairman of the Board of
                 Directors and Chief Executive Officer, Brown Group, Inc., a diversified marketer and retailer of footwear
               Age: 68
               Director Since: 1979
[PHOTO]

Mr. Bridgewater held the following positions at Brown Group, Inc.: President, 1979-1989 and again from 1990-1999; Chief Executive Officer, 1982-1999; and Chairman of the Board of Directors, 1985-1999. Brown Group is a diversified marketer and retailer of footwear. From 1975 to 1979, he was Executive Vice President of Baxter Travenol Laboratories. From 1964 to 1975, Mr. Bridgewater was associated with McKinsey & Company Inc., as a director from 1972 to 1975. He also served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. He is currently a director of EEX Corporation (Houston, TX), ThoughtWorks, Inc. (Chicago, IL) and FMC Technologies, Inc. (Chicago, IL); and a trustee of Mitretek Systems (McLean, VA); and Washington University (St. Louis, MO). He is an Advisory Director of Schroder Venture Partners, LLC (New York, NY).

--------------------------------------------------------------------------------

               William F. Reilly
               Principal Occupation: Founder of PRIMEDIA Inc., and Founding
                 Partner of Aurelian Communications, both diversified media companies
               Age: 63
               Director Since: 1992
[PHOTO]

Mr. Reilly is the Founder of PRIMEDIA Inc. He served as Chairman and Chief Executive Officer of the firm from 1990 to 1999. From 1980 to 1990, he was with Macmillan, Inc., where he served as President and Chief Operating Officer since 1981. Prior to that, he was with W.R. Grace beginning in 1964, serving as Assistant to the Chairman from 1969 to 1971 and serving successively from 1971 to 1980 as President and Chief Executive Officer of its Textile, Sporting Goods and Home Center Divisions. Mr. Reilly serves on the Board of Trustees of The University of Notre Dame and the Board of Directors of FMC Technologies, Inc., Barnes & Noble.com, City Meals on Wheels and as a Trustee of WNET, the public television station serving the New York area.

--------------------------------------------------------------------------------

                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------

               James R. Thompson
               Principal Occupation: Chairman, Chairman of the Executive
                 Committee and Partner, Law Firm of Winston & Strawn, Chicago, Illinois
               Age: 65
               Director Since: 1991

[PHOTO]
Governor Thompson was named Chairman of the Chicago law firm of Winston & Strawn in January 1993. He joined the firm in January 1991 as Chairman of the Executive Committee after serving four terms as Governor of the State of Illinois from 1977 until January 14, 1991. Prior to his terms as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State's Attorney of Cook County. He is a former Chairman of the President's Intelligence Oversight Board and a member of the Board of Directors of the Chicago Board of Trade; Prime Retail, Inc.; Navigant Consulting Group, Inc.; Jefferson Smurfit Group, plc; Prime Group Realty Trust; Hollinger International, Inc; Maximus, Inc.; and FMC Technologies, Inc. He also serves on the Boards of the Museum of Contemporary Art and the Lyric Opera of Chicago.

--------------------------------------------------------------------------------

               William G. Walter
               Principal Occupation: Chairman, Chief Executive Officer and
                 President, FMC Corporation
               Age: 56
               Director Since: 2000

[PHOTO]
Mr. Walter was elected Chairman, Chief Executive Officer and President of FMC in 2001. He had been Executive Vice President of FMC since 2000. Mr. Walter joined FMC in 1974 as a Business Planner in corporate headquarters. He held several management positions over the next few years. He became General Manager of FMC's former Defense Systems International Division in 1986, Director of Commercial Operations of FMC's Agricultural Chemicals Group in 1991, General Manager of FMC's Alkali Chemicals Division in 1992 and Vice President and General Manager of FMC's Specialty Chemicals Group in 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IV. Information About the Board of Directors

Meetings

During 2001, the Board of Directors held six regular meetings. All incumbent directors attended at least 75% of the total number of meetings of the Board and all committees on which they served.

Committees

The Board of Directors has five standing committees: an Audit Committee, a Compensation and Organization Committee, an Executive Committee, a Nominating and Board Procedures Committee, and a Public Policy Committee.

Audit Committee

The Board of Directors has adopted a written charter that outlines the duties of the Audit Committee. The principal duties of this Committee, among other things, include:

.. Review the effectiveness and adequacy of FMC's financial organization and internal controls

.. Review the annual report, proxy and other financial representations and ensure that FMC's financial reports fairly represent its operations

.. Review the effectiveness and the scope of activities of the independent public accountants and internal auditors

..  Review significant changes in accounting policies

.. Recommend the selection of the independent public accountants and review the independence of such accountants

..  Review potentially significant litigation

..  Review Federal income tax issues

.. Pre-approve any individual non-audit service provided by the independent auditing firm that is projected to cost in excess of $200,000 (or approximately one-half of that year's expected audit fee); also inquire as to whether the Company's Chief Financial Officer approved any such service over $100,000.

Members: Mr. Reilly (Chair), Dr. Buffler, Mr. Mooney and Mr. Sosa--all of these members are outside directors. All of the members of the Audit Committee are "independent" as defined in the listing requirements for the New York Stock Exchange.

Number of Meetings in 2001: 4

                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------

Compensation and Organization Committee

The Board of Directors has adopted a written charter that outlines the duties of the Compensation and Organization Committee. The principal duties of this Committee, among other things, include:

..  Review and approve compensation policies and practices for top executives

.. Establish the total compensation for the Chief Executive Officer and President

..  Review and approve major changes in FMC's employee benefit plans

..  Review short and long term incentive plans and equity grants

..  Review significant organizational changes and management succession planning

..  Recommend to the Board of Directors candidates for officers of FMC

Members: Mr. Costello (Chair), Mr. Bridgewater, Mr. Mooney and Mr. Reilly--all of these members are outside directors.

Number of Meetings in 2001: 3

Executive Committee

The Executive Committee acts in place of the Board of Directors when the full Board of Directors is not in session.

Members: Mr. Walter (Chair), Mr. Bridgewater, Mr. Burt, who is retiring after the Annual Meeting, and Mr. Reilly--all of these members are outside directors except for Mr. Walter.

Number of Meetings in 2001: 1

Nominating and Board Procedures Committee

The Board of Directors has adopted a written charter that outlines the duties of the Nominating and Board Procedures Committee. The principal duties of this Committee, among other things, include:

..  Review and recommend candidates for director

..  Recommend Board of Directors meeting formats and processes

..  Oversee corporate governance

..  Review and approve director compensation policies

--------------------------------------------------------------------------------
If a stockholder wishes to recommend a nominee for director, the recommendation should be sent in a timely manner as described in the section entitled "Proposals for 2003 Annual Meeting" page 25 to the Corporate Secretary at the address appearing in such section. All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve. All appropriately qualified recommendations will be considered by the Committee.

Members: Mr. Thompson (Chair), Mr. Bridgewater and Mr. Costello--all of these members are outside directors.

Number of Meetings in 2001: 3

Public Policy Committee

The Board of Directors has adopted a written charter that outlines the duties of the Public Policy Committee. The principal duties of this Committee, among other things, include:

..  Review FMC's government and legislative programs and relations

..  Monitor FMC's legal compliance efforts

.. Assess FMC's efforts to improve employee involvement in local plant communities

..  Review the activities of FMC's charitable foundation

.. Review FMC's public relations initiatives and its environment, safety and process safety compliance

Members: Dr. Buffler (Chair), Mr. Sosa, Mr. Thompson and Mr. Walter--all of these members are outside directors except for Mr. Walter.

Number of Meetings in 2001: 2

Board of Directors Compensation

Compensation Plan The Company maintains the FMC Corporation Compensation Plan for Non-Employee Directors to provide for the compensation described below.

Retainer and Fees Each director who is not also an employee is paid an annual retainer of $40,000. At least $25,000 of the annual retainer is paid in deferred stock units, which are payable in Common Stock upon death or retirement from the Board of Directors. The remainder is paid in quarterly installments in cash, or, at the election of a non-employee director, may be paid in deferred stock units ("elective units"). In connection with the FTI spin-off, Directors Bridgewater, Reilly and Thompson converted 50% of their accrued deferred stock units into FTI deferred stock units effective as of January 1, 2002.

                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------
Directors Buffler, Costello and Sosa were granted dividend equivalents of FTI common stock on their accrued elective units effective as of January 1, 2002. Each non-employee director also receives $1,000 for each Board of Directors' meeting and Board of Directors' committee meeting attended, and each director is reimbursed for reasonable incidental expenses. Each non-employee director who chairs a Committee is paid an additional $4,000 per year.

Restricted Stock Units Each non-employee director of FMC was entitled to receive 625 units of restricted stock units in 2001. In connection with the FTI spin-off, Directors Bridgewater, Reilly and Thompson elected to take 50% of this allotment, as well as 50% of their prior year's allotment, in restricted stock units of FTI. On December 31, 2001, the restricted stock units of FMC were adjusted by a conversion factor to account for the effect of the FTI spin-off. These restricted stock units are payable in Common Stock upon retirement from the Board of Directors or death.

Options Non-employee directors of FMC had been granted options to purchase shares of Common Stock in 1997, 1998 and 1999. In connection with the FTI spin-off, Directors Bridgewater, Reilly and Thompson elected to convert 50% of these options into options to purchase shares of common stock of FTI. On December 31, 2001, the options that were not converted were adjusted by a conversion factor to account for the effect of the FTI spin-off.

Other Compensation Directors who are also employees of FMC do not receive any additional compensation for their service as directors. No other remuneration is paid to directors for services as a director of FMC. (However, see Related Party Transactions section, page 24). Directors who are not FMC employees do not participate in FMC's employee benefit plans. During 2001, Directors Burt, Bridgewater, Mooney, Reilly and Thompson, who are also directors of FTI, were also entitled to receive from FTI a pro-rata annual retainer and meeting fees on the same basis as described above for FMC directors, for their service as directors of FTI (in the case of Mr. Burt, solely for the period he was no longer an employee). The total compensation such directors received from FTI during 2001, excluding the conversion of the restricted stock units and deferred stock units described above, is as follows: Mr. Bridgewater received a grant of 2,390 restricted stock units of FTI common stock, 1,250 deferred stock units of FTI common stock and $17,000; Mr. Mooney received a grant of 2,390 restricted stock units of FTI common stock, 2,000 deferred stock units of FTI common stock and $5,000; Mr. Reilly received a grant of 2,390 restricted stock units of FTI common stock, 2,000 deferred stock units of FTI common stock and $7,000; Mr. Thompson received a grant of 2,390 restricted stock units of FTI common stock, 1,250 deferred stock units of FTI common stock and $15,000; and Mr. Burt received $1,000.

--------------------------------------------------------------------------------
V. Security Ownership of FMC

Management Ownership

The following table shows, as of December 31, 2001 (except as otherwise stated below), the number of shares of Common Stock beneficially owned by each current director, the two individuals who held the position of Chief Executive Officer during the reporting year, the four other most highly compensated executive officers and all current directors and executive officers as a group. Except for Mr. Burt, each director and each executive officer named in the Summary Compensation Table beneficially owns less than one percent of the Common Stock.

                                       Beneficial Ownership on
                                          December 31, 2001
      Name                              FMC Common Stock (1)   Percent of Class
      ----                             ----------------------- ----------------
      B. A. Bridgewater, Jr. (3)(4)..           11,737
      Patricia A. Buffler (3)........           13,718
      Robert N. Burt (2)(4)..........          349,194               1.1%
      Albert J. Costello (3).........           16,253
      Stephen F. Gates (2)...........            8,007
      Robert I. Harries (2)..........          220,771
      Edward J. Mooney (3)...........           11,055
      Joseph H. Netherland (2)(4)....            4,693
      William F. Reilly (3)(4).......           21,059
      William H. Schumann III (2)(4).            9,318
      Enrique Sosa (3)...............            4,993
      James R. Thompson (3)(4).......            8,284
      William G. Walter (2)..........          150,338
      All current directors and
       executive officers as a
       group--15 persons (2)(3)(4)...          992,539               3.1%

------
(1) In connection with the FTI spin-off, after the close of business on December 31, 2001, the number of outstanding options and shares of restricted stock of FMC, and the exercise price of outstanding FMC stock options, were adjusted based on the relative market price of the FMC Common Stock pre and post FTI spin-off. The table reflects these adjustments.
(2) Shares "beneficially owned" include: (i) shares owned by the individual;
    (ii) shares held by the FMC Corporation Savings and Investment Plan ("Savings Plan") for the account of the individual as of December 31, 2001;
    (iii) restricted stock shares; and (iv) shares subject to options that are exercisable within 60 days of December 31, 2001. Item (iv) in the aggregate are 270,728 shares for Mr. Burt; 0 shares for Mr. Gates; 195,024 shares for Mr. Harries; 0 shares for Mr. Netherland; 0 shares for Mr. Schumann; 120,675 shares for Mr. Walter; and 728,530 shares for all current directors and executive officers as a group.
(3) Includes shares subject to options granted, vested restricted stock units and deferred stock units credited to individual accounts of non-employee directors under the FMC Corporation Compensation Plan for Non-Employee Directors and predecessor plans (See "Compensation Plan," page 10 of this Proxy Statement).

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     As of December 31, 2001, the number of units credited to directors under those plans were as follows: Mr. Bridgewater, 10,737; Dr. Buffler, 13,718; Mr. Costello, 15,553; Mr. Mooney, 10,555; Mr. Reilly, 8,861; Mr. Sosa 4,993 and Mr. Thompson 8,284. Directors have no power to vote or dispose of shares representing such units until distributed after the director retires from the Board of Directors and, until such distribution, directors have only an unsecured claim against FMC.
(4) These numbers do not include shares of Messrs. Netherland, Schumann and Burt which were converted into shares of FTI common stock and options to purchase shares of FTI common stock effective January 1, 2002, nor do they include the deferred stock units, restricted stock units or options which were converted into FTI deferred and restricted stock units and options, respectively, by Messrs. Bridgewater, Reilly and Thompson effective January 1, 2002.

Other Security Ownership

FMC knows that the persons listed below own more than five percent of FMC's Common Stock as of December 31, 2001:

                                             Amount and Nature of            Percent of
Name and Address of Beneficial Owner         Beneficial Ownership              Class
------------------------------------         --------------------            ----------
FMC Corporation Savings and              2,568,483 shares held in trust for     8.2%
 Investment Trust                        participants in the employee 401(k)
 c/o Fidelity Management                 plans (1)
 Trust Company
 82 Devonshire Street
 Boston, MA 02109

FMC Technologies, Inc.                   1,945,930 shares held in trust for     6.2%
 Savings and Investment                  participants in employee 401(k)
 Trust                                   plans of FMC Technologies, Inc. (2)
 c/o Fidelity Management
 Trust Company
 82 Devonshire Street
 Boston, MA 02109

AXA Financial, Inc.                      2,836,448 shares (3)                   9.0%
 1290 Avenue of the Americas
 New York, NY 10104

------
(1) These shares are held in trust for the beneficial owners (the participants in FMC's 401(k) plan) and shall be voted by the trustee in proportion to the votes received by participants, if the beneficial owners do not exercise their right to direct such vote. In response to a tender or exchange offer, the trustee may tender or sell shares only in accordance with the written instructions of the participants.
(2) These shares are held in trust for the beneficial owners (the participants in FTI's 401(k) plans) and may be voted by the trustee in proportion to the votes received by participants, if the beneficial owners do not exercise their right to direct such vote. In response to a tender or exchange offer, the trustee may tender or sell shares only in accordance with the written instructions of the participants.
(3) The number of shares of stock beneficially owned was determined by a review of Schedules 13G, as amended, filed with the Securities and Exchange Commission.

                                                                              13
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--------------------------------------------------------------------------------
VI. Executive Compensation

The following tables, charts and narrative show all compensation awarded, paid to or earned by the two individuals who served as the Chairman and Chief Executive Officer during 2001 and each of the four other most highly compensated executive officers during 2001.

Summary Compensation Table

                                                                     Long-Term Compensation
                                                                 -------------------------------------
                                   Annual Compensation                  Awards                Payouts
                              ---------------------------------- ------------------------    ---------
                                                                               Securities
                                                                 Restricted    Underlying
                                                    Other Annual   Stock        Options/       LTIP     All Other
                              Salary        Bonus   Compensation   Award          SARs        Payouts  Compensation
Name and Principal              (1)        (1)(2)       (3)        (4)(5)         (5)           (2)        (6)
Position                 Year    $            $          $           $             #             $          $
          (A)            (B)    (C)          (D)        (E)         (F)           (G)           (H)        (I)
-----------------------  ---- -------     --------- ------------ ----------    ----------    --------- ------------
ROBERT N. BURT           2001 909,357       750,000    98,416           0        50,519(7)           0  2,168,386
Chairman                 2000 928,175     1,439,042               535,669        94,748(8)           0    193,655
Chief Executive Officer  1999 883,986       371,275               106,059       145,497(8)   1,087,034     94,007

WILLIAM G. WALTER        2001 567,419       310,699      --             0       154,113              0     51,269
Chairman, President and  2000 341,185       341,301               405,875        17,158              0     29,841
Chief Executive Officer  1999 311,644        64,822                 9,923        26,308        206,563     32,558

JOSEPH H. NETHERLAND     2001 669,663       590,125    62,190           0          (9)               0    566,792
President                2000 583,533       735,076               350,438        61,958(10)          0    140,222
                         1999 530,828       187,341               337,767        76,256(11)    596,632    106,797

WILLIAM H. SCHUMANN III  2001 416,176       264,818      --             0          (9)               0    340,923
Senior Vice President &  2000 372,294       352,339               140,175        24,211(10)          0     34,244
Chief Financial Officer  1999 309,948       104,607               294,875        26,309(11)    199,359    100,703

STEPHEN F. GATES         2001 524,250       231,000      --             0             0              0  1,119,132
Senior Vice President    2000 300,000(12)   246,000               585,000(13)    20,000              0     99,373

ROBERT I. HARRIES        2001 380,362       208,052      --             0        42,131              0     34,464
Senior Vice President    2000 362,244       299,975               115,144        20,208              0     31,890
                         1999 341,736        82,017               373,455        30,884        253,704     24,322

------
 (1) The employment of Messrs. Burt, Netherland, Schumann and Gates ended during 2001. During 2001, Mr. Burt became a director of FTI and Messrs. Netherland and Schumann became executive officers of FTI. One half of all compensation received by Messrs. Burt, Netherland, Schumann, Walter and Gates for 2001 was borne by FTI, except for the options set forth in Column G and the transaction bonuses described in footnote 6.
 (2) Beginning in 2000, the FMC Corporation Incentive Compensation and Stock Plan provided for annual bonuses to be paid based on performance against specified objectives for individual and overall corporation results (Column D). Previously, the plan provided for bonuses to be paid based upon individual performance (Column D) and for FMC's achievement of specified objectives during multi-year periods that commenced annually (Column H). The amount of the long-term payouts was not determined until the applicable performance period ended. Prior to 2000, those payouts could have been paid in cash and/or Common Stock; currently, those payouts are only paid in cash.

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(3) These amounts include $59,497 for Mr. Burt for personal use of FMC's aircraft; and a payment of $37,165 to Mr. Netherland for relocation expenses in 2001. The amount incurred in 2000 for Mr. Burt's personal use of FMC's aircraft was $51,527 and the amount paid in 2000 for Mr. Netherland's relocation expenses was $44,749. In addition, a payment of $83,480 was paid to Mr. Schumann for relocation expenses in 1999. The foregoing payments made in 2000 and 1999 are included in the amounts reflected in Column I for the respective years.
(4) The six officers listed in the table held FMC restricted shares on December 31, 2001 with a value based on the closing market price per share of FMC Common Stock on December 31, 2001, the last trading day of the year (adjusted to reflect the FTI spin-off), as follows: Mr. Burt, 0 shares; Mr. Gates, 0 shares; Mr. Harries, 19,932 shares at $622,073; Mr. Netherland, 0 shares; Mr. Schumann, 0 shares and Mr. Walter, 15,837 shares at $494,267. The holders of these restricted shares are entitled to receive additional payments for additional shares of restricted stock equal to the value of any dividends paid by FMC on its Common Stock. Three of the officers listed in the table held FTI restricted shares on December 31, 2001 with a value based on the closing market price of FTI common stock on December 31, 2001 as follows: Mr. Burt, 40,917 shares at $673,081; Mr. Netherland, 111,523 shares at $1,834,556; and Mr. Schumann, 37,475 shares at $616,467.
(5) See footnote 1 to the Management Ownership Table on page 12.
(6) These amounts include the following: for Mr. Burt, $2,000,000 for a transaction bonus relating to the FTI spin-off ("transaction bonus"); $101,720 for annual FMC matching contributions to the Savings Plan and the FMC Corporation Non-Qualified Savings and Investment Plan ("matching contributions"), and $66,666 for consulting services subsequent to his retirement on October 31, 2001; for Mr. Walter, $44,562 for matching contributions; and $6,707 for life insurance; for Mr. Netherland, $500,000 for the transaction bonus; $61,048 for matching contributions; and $5,744 for life insurance; for Mr. Schumann, $300,000 for the transaction bonus; $37,819 for matching contributions; and $3,103 for life insurance; for Mr. Gates, $585,000 for severance pay; $292,500 for a severance target bonus; $200,000 for the transaction bonus; $38,812 for matching contributions; and $2,818 for life insurance; for Mr. Harries, $34,464 for matching contributions.
(7) In addition to these options, Mr. Burt was granted in 2001 FMC options which were converted into options to purchase 95,851 shares of FTI common stock effective January 1, 2002 at an exercise price of $20.48 per share. These converted options are not included in the table. Mr. Burt also received options to purchase 100,000 shares of FTI common stock at an exercise price of $20.00 per share.
(8) One half of these options were converted into options to purchase shares of FTI common stock effective January 1, 2002 as follows: for the grant year 2000, 89,883 shares at an exercise price of $13.84 per share; for the grant year 1999, 138,026 shares at an exercise price of $13.27 per share.
(9) For the year 2001, Mr. Netherland received options to purchase 660,000 shares of FTI common stock and Mr. Schumann received options to purchase 162,000 shares of FTI common stock, each at an exercise price of $20.00 per share.
(10) All of these options were converted into options to purchase shares of FTI common stock effective January 1, 2002 at an exercise price of $13.84 per share as follows: for Mr. Netherland, 117,553 shares; for Mr. Schumann, 45,936 shares.
(11) All of these options were converted into options to purchase shares of FTI common stock effective January 1, 2002 at an exercise price of $13.27 per share as follows: for Mr. Netherland, 144,681 shares; for Mr. Schumann 49,915 shares.
(12) Mr. Gates began his employment with FMC on May 1, 2000.
(13) Mr. Gates' 2000 restricted stock award vested as of December 31, 2001.

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Option Grants in 2001

The table below shows information on grants of FMC and FTI stock options in 2001 made to the officers named in the Summary Compensation Table. FMC did not grant stock appreciation rights during 2001.

                             Number of
                            Securities     Percent of
                            Underlying    Total Options
                              Options      Granted to   Exercise or Base             Grant Date Present
                          Granted in 2001 Employees in        Price       Expiration        Value
          Name                   #            2001            $/SH           Date             $
          (A)                   (B)            (C)             (D)           (E)             (F)
          ----            --------------- ------------- ----------------- ---------- -------------------
                            FMC     FTI    FMC    FTI     FMC      FTI                  FMC       FTI
                          ------- ------- ------ ------ -------- --------            --------- ---------
Robert N. Burt (1)......   50,519 100,000    6.4    4.2    38.85    20.00  2/15/11   1,083,633 1,104,000
Stephen F. Gates........        0       0      0      0      --       --       --          --        --
Robert I. Harries.......   42,131       0    5.3      0    38.85      --   2/15/11     903,710       --
Joseph H. Netherland....        0 660,000      0   27.6      --     20.00  2/15/11         --  7,286,400
William H. Schumann III.        0 162,000      0    6.8      --     20.00  2/15/11         --  1,788,480
William G. Walter.......  154,113       0   19.5      0    38.85      --   2/15/11   3,305,724       --

------
(1) Mr. Burt also received FMC options which were converted into options to purchase 95,851 shares of FTI common stock at an exercise price of $20.48 per share effective January 1, 2002. These options accounted for 4.0% of all FTI options granted in 2001, carry an expiration date of February 15, 2011 and have a value as of the date of conversion of $1,060,112. These converted options are not included in the table.

The Black-Scholes option-pricing model was used to value these options as of the date granted, June 14, 2001. For FMC options, the model assumed: an exercise price of $38.85, equal to the fair market value of FMC common stock on the date of grant; an option term of 10 years; an interest rate of 5.28% that represents the interest rate on a U.S. Treasury security on the date of grant with a maturity date corresponding to that of the option term; an assumed annual volatility of underlying stock of 32.34%; and no dividends being paid. For FTI options, the model assumed: an exercise price of $20.00, equal to the fair market value of FTI common stock on the date of grant; an option term of 10 years; an interest rate of 5.28% that represents the interest rate on a U.S. Treasury security on the date of grant with a maturity date corresponding to that of the option term; an assumed annual volatility of underlying stock of 32.34%; and no dividends being paid.

The ultimate values of the options will depend on the future market price of FMC's or FTI's common stock (as applicable), which cannot be forecast with reasonable accuracy. The actual value, if any, an option holder will realize when exercising an option will depend on the excess of the market value of FMC's or FTI's common stock over the exercise price on the date the option is exercised.

The number of shares underlying FMC stock options and exercise prices of FMC stock options set forth in the foregoing table reflect the adjustment described in footnote 1 to the Management Ownership Table on page 12.

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Aggregated Option Exercises in 2001 and Year-End Option Values

Shown below is information with respect to options to purchase FMC's Common Stock exercised in 2001 by the officers named in the Summary Compensation Table and the value of FMC and FTI unexercised options held by them at December 31, 2001, except as otherwise stated below.

                                                               Number of Securities
                                                              Underlying Unexercised        Value of Unexercised in-the
                          Shares Acquired                   Options/SARs at 12/31/2001      Money Options at 12/31/2001
                            On Exercise                      Exercisable/Unexercisable       Exercisable/Unexercisable
                                (1)       Value Realized                (2)                             (3)
          Name                  (#)             ($)                     (#)                             ($)
          (A)                   (B)             (C)                     (D)                             (E)
          ----            --------------------------------------------------------------- -------------------------------
                             FMC     FTI     FMC     FTI        FMC            FTI(4)           FMC            FTI(4)
                          --------- ---------------- -------------------- --------------- --------------- ---------------
Robert N. Burt..........    165,700     0  6,580,603    0 197,980/170,642 375,628/423,760       0/673,361       0/673,361
Stephen F. Gates........          0     0          0    0             0/0             0/0             0/0             0/0
Robert I. Harries.......          0     0          0    0  164,140/93,224             0/0 681,213/286,338             0/0
Joseph H. Netherland....     14,400     0    732,528    0             0/0 338,191/922,234             0/0 455,411/766,718
William H. Schumann III.          0     0          0    0             0/0 204,362/257,851             0/0 271,912/278,556
William G. Walter.......          0     0          0    0  94,367/197,580             0/0 429,838/243,638             0/0

------
(1) Column B reflects the number of shares of FMC stock acquired on the exercise of options prior to December 31, 2001 and therefore does not reflect the adjustment described in footnote 1 to the Management Ownership Table on page 12.
(2) Column D reflects the number of FMC shares underlying options adjusted as described in footnote 1 to the Management Ownership Table on page 12.
(3) The value of the FMC options in Column E was calculated using the adjusted number of shares multiplied by the excess of the adjusted closing price of FMC stock on December 31, 2001 over the adjusted exercise price of the options.
(4) These options were converted from FMC options to FTI options on January 1, 2002.

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Retirement Plans

The following table shows the estimated annual retirement benefits under FMC's pension plan (and its supplements) for eligible salaried employees (including officers) payable upon retirement at age 65 (normal retirement age) in 2002 at various levels of salary and years of service. Payment of benefits shown is contingent on the continuation of the present plan (and its supplements) until the employee retires.

                               Pension Plan Table

                           Estimated Annual Retirement Benefits for Years of
                                           Service Indicated
                        -------------------------------------------------------
                           15       20       25       30       35        40
Final Average Earnings   Years    Years    Years    Years    Years     Years
----------------------  -------- -------- -------- -------- -------- ----------
$  150,000              $ 30,792 $ 41,056 $ 51,320 $ 61,583 $ 71,847 $   83,097
$  250,000              $ 53,292 $ 71,056 $ 88,820 $106,583 $124,347 $  143,097
$  350,000              $ 75,792 $101,056 $126,320 $151,583 $176,847 $  203,097
$  450,000              $ 98,292 $131,056 $163,820 $196,583 $229,347 $  263,097
$  550,000              $120,792 $161,056 $201,320 $241,583 $281,847 $  323,097
$  650,000              $143,292 $191,056 $238,820 $286,583 $334,347 $  383,097
$  900,000              $199,542 $266,056 $332,570 $399,083 $465,597 $  533,097
$1,150,000              $255,792 $341,056 $426,320 $511,583 $596,847 $  683,097
$1,300,000              $289,542 $386,056 $482,570 $579,083 $675,597 $  773,097
$1,450,000              $323,292 $431,056 $538,820 $646,583 $754,347 $  863,097
$1,850,000              $413,292 $551,056 $688,820 $826,583 $964,347 $1,103,097

------
1. "Final Average Earnings" in the table means the average of covered compensation for the highest 60 consecutive calendar months out of the 120 calendar months immediately before retirement. Covered compensation includes amounts appearing in Columns (C), (D), and (H) of the Summary Compensation Table on page 14 .
2. At December 31, 2001, Messrs. Burt, Walter, Netherland, Schumann, and Harries had, respectively, 28, 28, 29, 21 and 25 years of credited service under the pension plan (and its supplements). Mr. Gates had no credited years of service.
3. Applicable benefits for employees whose years of service and earnings differ from those shown in the table are equal to (A + B) times C where:
    (A) equals 1% of allowable Social Security covered compensation ($39,444 for a participant retiring at age 65 in 2002) times years of credited service (up to a maximum of 35 years) plus 1.5% of the difference between Final Average Earnings and allowable Social Security compensation times years of credited service (up to a maximum of 35 years); (B) equals 1.5% of Final Average Earnings times years of credited service in excess of 35 years; and (C) equals the ratio of credited service at termination to credited service projected to age 65.
4. The amounts shown will not be reduced by Social Security benefits or other offsets. As the Code limits the annual benefits that may be paid from a tax-qualified retirement plan, FMC has adopted permitted supplemental arrangements to maintain total benefits during retirement at the levels shown in the table.

Termination and Change of Control Arrangements

Plan and Participants. FMC maintains an Executive Severance Plan which includes approximately 22 officers and managers including the individuals listed in the Summary Compensation Table, except Messrs. Burt, Netherland, Schumann and Gates.

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Benefits. If a change in control (as described below) of FMC occurs and if, within two years of that change of control, a participant's employment is terminated without cause or a participant voluntarily terminates his or her employment because his or her duties, location, salary, compensation or benefits are changed or are reduced, then the participant is entitled to benefits from FMC. In general, those benefits include: (i) a lump sum payment of three, two or one (depending on position) times salary and highest target management incentive award; (ii) immediate vesting of long-term incentive awards, restricted stock and stock options; (iii) continuation of medical and other benefits for up to three years; and (iv) distribution of accrued retirement and 401(k) plan benefits. FMC will compensate the participant for any excise tax liability as a result of payments under the plan. The Chairman, Chief Executive Officer and President can also receive these benefits if he voluntarily terminates his employment with FMC within the thirteenth month after a change in control of FMC. Under the specific provisions of Mr. Walter's and Mr. Harries' executive severance agreements, each will receive a lump sum payment of three times his salary and highest target management incentive award.

Change in Control. In general, the following transactions are considered as changes in control under the plan: (a) a third party's acquisition of 20 percent or more of FMC's Common Stock; (b) a change in the majority of the Board of Directors; (c) completing certain reorganization, merger or consolidation transactions or a sale of all or substantially all of FMC's assets; or (d) the complete liquidation or dissolution of FMC.

Report of the Compensation Committee on Executive Compensation

The Report of the Compensation Committee on Executive Compensation that follows shall not be deemed to be incorporated by reference into any filing made by FMC under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent FMC incorporates such Report by specific reference.

Goals. FMC's executive compensation program is designed to align total compensation with stockholder interests. The program is intended to:

 . Incent and reward executives for sound business management and achieve improvements in stockholder value

 . Balance variable pay components so that both short and longer-term operating and strategic objectives are recognized

 . Require the achievement of objectives within a "high-performance" environment to be rewarded financially

 . Attract, motivate and retain executive talent necessary for the long-term success of FMC

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The program consists of three different compensation components: base salary;
variable cash incentive awards (annual bonuses); and long-term incentive awards (stock options and restricted stock).

Base salary. FMC uses external surveys to set competitive compensation levels (salary ranges) for its executives. In order to obtain the most comprehensive survey data for review, the group of companies in the surveys is broader than the Dow Jones Diversified Industrials Index and includes a majority of comparable companies at the Fortune 500 level. Performance graph companies are well represented.

Salary ranges for FMC executives are established based on similar positions in other companies of comparable size and complexity. Generally, FMC sets its competitive salary midpoint for an executive officer at the median level compared with the companies surveyed. Performance levels within the ranges are delineated to recognize different levels of performance ranging from "needs improvement" to "exceptional". As a result, although nominally targeted to fall at or near the 50th percentile of such comparable organizations, compensation may range anywhere within the salary bracket based on performance.

Starting placement in a salary range is a function of an employee's skills, experience, expertise and anticipated job performance. Each year performance is evaluated against mutually agreed upon objectives and performance standards that may, in part, be subjective; a performance rating is established; and a salary increase may be granted. Performance factors used may include timely responses to downturns in major markets, setting strategic direction, making key management changes; divesting businesses and acquiring new businesses, continuing to improve operating efficiency; and developing people and management capabilities. The relative importance of each of these factors varies based on the strategic thrust and operating requirements of each of the businesses.

Mr. Walter was elected President and Chief Executive Officer August 24, 2001, and Chairman on December 31, 2001. He received a base salary increase of 30 percent effective August 24, 2001.

Mr. Burt, who retired October 31, 2001, received a base salary increase of 5 percent in 2001.

Management Incentive Awards. The FMC Corporation Incentive Compensation and Stock Plan ("Plan") provides for annual cash incentives for achievement of both individual performance targets and business performance targets based on performance goals, which for 2001 included net operating income and working capital. The Committee oversees Plan objectives and design as well as the setting of performance targets and approval of Plan results. Participation in the Plan is based on opportunity to influence performance and growth at FMC, position level, competitive practice for similar positions,

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performance and potential. Achieving high standards of business and individual performance are rewarded financially, and significant compensation is at risk if these high standards are not met. For participating managers, target incentives approximate 24 percent to 75 percent of base salary, while actual payments for business performance can range from zero to three times target incentive.

The annual performance incentive (the "API") is the individual performance target, and generally comprises 30 to 50 percent of the total target incentive. It is awarded based on achieving annual objectives set for the individual's most important business responsibilities. In 2001, the Committee recommended to increase the API performance factor to 70% for corporate staff functions involved in the distribution of FTI. The API is less quantitative than the business performance incentive. It varies by individual performance and can be rewarded in a range from zero to two times the target percentage.

For Mr. Burt in 2001, these included such wide-ranging objectives as evaluating and recommending alternatives to create greater stockholder value, executing FMC's initial public offering of FTI and ultimately, the distribution of FTI, increasing earnings and return on investment, management of FMC's portfolio of businesses, improving operating performance and market position, leadership and people development, executive succession planning, corporate strategy development, diversity and safety performance. Mr. Burt's bonus for 2001, shown in Column D of the Summary Compensation Table, was $750,000.

Mr. Walter's 2001 broad objectives focused on improving operating performance, including net operating income and working capital, establishing key external relationships with institutional investors and investment bankers, organizational and leadership issues, diversity and people development, corporate and business unit strategy development, evaluation of the business portfolio, environmental, process safety performance, and broad-based improvements in physical security. Mr. Walter's bonus for 2001, shown in Column D of the Summary Compensation Table, was $310,699.

Equity Awards. The Plan is designed to closely link the long-term reward of executives with increases in stockholder value, and give the Committee broad discretion to select the appropriate types of rewards. Equity awards under the Plan in 2001 consisted of nonqualified stock options, with a vesting period of three years. Stock options have a term of 10 years and generally expire upon termination of employment, unless such termination is a result of death, disability or retirement, or not for cause, in which case the option may be exercised for periods beyond termination of employment, but not beyond the term of the option. The exercise price of options is the fair market value of Common Stock on the date of the grant. To determine the number of options and/or shares of restricted stock to be granted to an executive, we establish an award level based on an executive's salary grade while considering competitive industry practice as provided by

--------------------------------------------------------------------------------
an independent consultant. In approving grants under the Plan, the number of options and shares of restricted stock previously awarded to and held by executive officers is considered, but is not regarded as a significant factor in determining the size of the current awards. Messrs Burt and Walter each received 2001 option grants as indicated on page 16 in this Proxy Statement in the section headed "Option Grants in 2001." Restricted stock grants appear in Column F of the Summary Compensation Table.

Section 162(m) Deductibility. The Committee is advised that the Plan meets the requirements for deductibility under Section 162(m) of the Code. However, not all grants that may be made under the Plan or that have been made under the Plan meet all requirements for deductibility under Section 162(m) of the Code. However, unless the amounts involved become material, the Committee believes that it is more important to preserve its flexibility under the Plan to craft appropriate incentive awards. The Committee continues to believe that this is not a currently significant issue and will continue to monitor the issue prospectively.

Stock Ownership Policy. FMC has established guidelines setting expectations for the ownership of FMC stock by officers and management. The guidelines for stock retention are based on a multiple of two to five times the employee's total cash compensation (salary grade midpoint and target bonus). The Plan includes incentives and enhancements to help executives meet these guidelines. All of the current FMC executives named in this proxy meet or exceed their respective stock retention guidelines.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

                    Albert J. Costello, Chairman
                    B.A. Bridgewater
                    Edward J. Mooney
                    William F. Reilly

                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------
Stockholder Return Performance Presentation

The following Stockholder Return Performance Graph compares the five-year cumulative return on FMC's Common Stock for the period from January 1, 1997 to December 31, 2001, with the S&P Midcap 400 Index, the S&P 400 Diversified Chemicals Index, the S&P Composite--500 Stock Index and the Dow Jones Diversified Industrials Index. The comparison assumes $100 was invested on January 1, 1997 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

As a result of the FTI spin-off, FMC is now included in the S&P Midcap 400 Index and the S&P 400 Diversified Chemicals Index and is no longer included in the S&P Composite--500 Stock Index or the Dow Jones Diversified Industrials Index. All four of these comparative indices are presented in this year's proxy statement in order for our stockholders to be able to compare the cumulative return of FMC's Common Stock with that of both our former broad market index and industry group index and our new broad market index and industry group index.

                                    [GRAPH]

------------------------------------------------------------------------------
December 31                   1996     1997    1998     1999     2000     2001
------------------------------------------------------------------------------
FMC Corp                       100    95.99   79.86    81.73   102.23    84.85
S&P Midcap 400 Index           100   132.25  157.52   180.71   212.35   196.42
SP400 Diversified Chemicals    100   125.16   80.19    93.29   109.42    79.60
S&P 500 Index                  100   133.36  171.48   207.56   188.66   166.24
DJDI                           100   139.45  176.87   236.89   235.86   208.90
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VII. Related Party Transactions

Mr. Thompson is chairman of the law firm of Winston & Strawn, which provides legal services to FMC. The amount of the fees paid by FMC to Winston & Strawn was not material to either party.

FMC and Mr. Burt entered into a Consulting Agreement, dated October 31, 2001, pursuant to which Mr. Burt will provide advisory services concerning the business, affairs and management of FMC. The term of the agreement is November 1, 2001 through October 31, 2003. Under the agreement, Mr. Burt will receive annual compensation of $400,000, together with certain fringe benefits.

FMC and Stephen F. Gates, FMC's Senior Vice President and General Counsel, who terminated his employment in December 2001, entered into a Consulting Agreement pursuant to which Mr. Gates will provide legal counseling and consulting services for a period of one year. Mr. Gates will be paid a fee of $270,000 for the services provided.

VIII. Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

FMC has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities Exchange Act of 1934 on behalf of its officers and directors. Based on a review of forms filed and information provided by officers and directors to FMC, FMC believes that all
Section 16(a) reporting requirements were fully met, with the exception of one late report filed by Mr. Reilly involving the purchase of an aggregate of 198 shares of FMC Common Stock over five transactions.

Audit Committee Report

The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by FMC under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent FMC incorporates such Report by specific reference.

The Audit Committee of the Board of Directors has:

 .  Reviewed and discussed the audited financial statements with management;

 . Discussed with KPMG LLP, FMC's independent public accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61; and

 . Received the written disclosures and the letter from KPMG LLP as required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP its independence.

                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------

In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in FMC's Annual Report on Form 10-K for the year ended December 31, 2001.

The preceding report has been furnished by the following members of the Audit
Committee:

                    William F. Reilly, Chairman
                    Patricia A. Buffler
                    Edward J. Mooney
                    Enrique J. Sosa

Stockholder Proposals for the 2003 Annual Meeting

Stockholders may make proposals to be considered at the 2003 Annual Meeting. To be included in the proxy statement and form of proxy for the 2003 Annual Meeting, stockholder proposals for the 2003 Annual Meeting must be received not later than November 15, 2002, at FMC's corporate offices, 1735 Market Street, Philadelphia, Pennsylvania 19103.

FMC's By-Laws provide that no business may be brought before an annual meeting by a stockholder unless such stockholder has delivered notice to FMC (containing certain information specified in the By-Laws) not less than 60 or more than 90 days before the date of the meeting. If FMC provides less than 70 days notice or public disclosure of the date of the annual meeting, then a stockholder may bring business before that meeting if FMC receives notice from that stockholder within 10 days of FMC's notice or public disclosure.

In accordance with FMC's By-Laws, any stockholder nominations of one or more candidates for election as directors at the 2003 Annual Meeting must be given to FMC, together with certain information specified in the By-Laws, not later than December 16, 2002.

A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, FMC Corporation, 1735 Market Street, Philadelphia, Pennsylvania 19103.

--------------------------------------------------------------------------------

Expenses Relating to this Proxy Solicitation

FMC will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, FMC officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. FMC also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of FMC stock and obtaining the proxies of those owners. FMC has retained Georgeson Shareholder Communications Inc. of Carlstadt, New Jersey to assist in the solicitation of proxies. FMC will pay the cost of such assistance, which is estimated to be $7,000, plus reimbursement for out-of-pocket fees and expenses.

                      Andrea E. Utecht
                      Vice President,
                      General Counsel and Secretary

[LOGO OF FMC]
                                                                   [LOGO OF FMC]

--------------------------------------------------------------------------------

                                FMC Corporation
                               1735 Market Street
                             Philadelphia, PA 19103

                                   Notice of
                         Annual Meeting of Stockholders
                                 April 23, 2002
                              and Proxy Statement

                                FMC Corporation

                                     PROXY
                                FMC CORPORATION

                                 [LOGO OF FMC]

          This Proxy is Solicited on Behalf of the Board of Directors.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Technologies, Inc. Non-Qualified Savings and Investment Plan at the annual meeting of stockholders of FMC Corporation to be held on April 23, 2002, at the Top of the Tower, 50th Floor, 1717 Arch Street, Philadelphia, Pennsylvania at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 19, 2002, the Trustee WILL VOTE your shares in proportion to the votes received by participants.

   FMC CORPORATION
--------------------------------------------------------------------------------
   [_] Mark this box with an X if you have made changes to your name or address details below.

                                                                 A575


--------------------------------------------------------------------------------
 Proxy Card
--------------------------------------------------------------------------------
 Please mark vote in box in the  [X]
 following manner using dark ink
 only.
-----------------------------------      --------------------------------------
 The Board of Directors recommends        The Board of Directors recommends a
  a vote FOR the listed nominees.           vote FOR the following proposal.
-----------------------------------      --------------------------------------

                                  For Withheld
1. Election of two Directors to
serve in Class I for a term
expiring in 2005 as set forth in
the Proxy Statement--Nominees:
01 Edward J. Mooney               [_]   [_]
02 Enrique J. Sosa                [_]   [_]

                                                                       For Against Abstain
2. Ratification of the Appointment of Independent Public Accountants.  [_]   [_]     [_]


 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

 Please sign exactly as your name appears hereon, if the stock is registered in the names of two or more persons each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give the full corporate name and have a duly authorized officer sign stating such officers' title. If the signer is a partnership, please sign the partnership name by an authorized person.

 Signature               Signature                Date

                                                    /   /

                                     PROXY
                                FMC CORPORATION

                                 [LOGO OF FMC]

          This Proxy is Solicited on Behalf of the Board of Directors.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Corporation Savings and Investment Plan at the annual meeting of stockholders of FMC Corporation to be held on April 23, 2002, at the Top of the Tower, 50th Floor, 1717 Arch Street, Philadelphia, Pennsylvania at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 19, 2002, the Trustee WILL VOTE your shares in proportion to the votes received by participants.

   FMC CORPORATION
--------------------------------------------------------------------------------
   [_] Mark this box with an X if you have made changes to your name or address details below.

                                                                 A575


--------------------------------------------------------------------------------
 Proxy Card
--------------------------------------------------------------------------------
 Please mark vote in box in the  [X]
 following manner using dark ink
 only.
-----------------------------------      --------------------------------------
 The Board of Directors recommends        The Board of Directors recommends a
  a vote FOR the listed nominees.           vote FOR the following proposal.
-----------------------------------      --------------------------------------

                                  For Withheld
1. Election of two Directors to
serve in Class I for a term
expiring in 2005 as set forth in
the Proxy Statement--Nominees:
01 Edward J. Mooney               [_]   [_]
02 Enrique J. Sosa                [_]   [_]

                                                                       For Against Abstain
2. Ratification of the Appointment of Independent Public Accountants.  [_]   [_]     [_]


 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

 Please sign exactly as your name appears hereon, if the stock is registered in the names of two or more persons each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give the full corporate name and have a duly authorized officer sign stating such officers' title. If the signer is a partnership, please sign the partnership name by an authorized person.

 Signature               Signature                Date

                                                    /   /

                                     PROXY
                                FMC CORPORATION

                                 [LOGO OF FMC]

          This Proxy is Solicited on Behalf of the Board of Directors.

FIDELITY INVESTMENTS CANADA LIMITED, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Corporation Share Account of the FMC Canada Limited Non-Bargaining Employees' Retirement Plan and the FMC Canada Limited Retirement Savings Program at the annual meeting of stockholders of FMC Corporation to be held on April 23, 2002, at the Top of the Tower, 50th Floor, 1717 Arch Street, Philadelphia, Pennsylvania at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 19, 2002, your vote will be considered neither for nor against the proposals.

   FMC CORPORATION
--------------------------------------------------------------------------------
   [_] Mark this box with an X if you have made changes to your name or address details below.

                                                                 A575


--------------------------------------------------------------------------------
 Proxy Card
--------------------------------------------------------------------------------
 Please mark vote in box in the  [X]
 following manner using dark ink
 only.
-----------------------------------      --------------------------------------
 The Board of Directors recommends        The Board of Directors recommends a
  a vote FOR the listed nominees.           vote FOR the following proposal.
-----------------------------------      --------------------------------------

                                  For Withheld
1. Election of two Directors to
serve in Class I for a term
expiring in 2005 as set forth in
the Proxy Statement--Nominees:
01 Edward J. Mooney               [_]   [_]
02 Enrique J. Sosa                [_]   [_]

                                                                       For Against Abstain
2. Ratification of the Appointment of Independent Public Accountants.  [_]   [_]     [_]


 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

 Please sign exactly as your name appears hereon, if the stock is registered in the names of two or more persons each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give the full corporate name and have a duly authorized officer sign stating such officers' title. If the signer is a partnership, please sign the partnership name by an authorized person.

 Signature               Signature                Date

                                                    /   /

                                     PROXY
                                FMC CORPORATION

                                 [LOGO OF FMC]

          This Proxy is Solicited on Behalf of the Board of Directors.

Banco Popular de Puerto Rico, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Puerto Rico Savings and Investment Plan at the annual meeting of stockholders of FMC Corporation to be held on April 23, 2002, at the Top of the Tower, 50th Floor, 1717 Arch Street, Philadelphia, Pennsylvania at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 19, 2002, the Trustee WILL VOTE your shares FOR Proposals 1 and 2.

   FMC CORPORATION
--------------------------------------------------------------------------------
   [_] Mark this box with an X if you have made changes to your name or address details below.

                                                                 A575


--------------------------------------------------------------------------------
 Proxy Card
--------------------------------------------------------------------------------
 Please mark vote in box in the  [X]
 following manner using dark ink
 only.
-----------------------------------      --------------------------------------
 The Board of Directors recommends        The Board of Directors recommends a
  a vote FOR the listed nominees.           vote FOR the following proposal.
-----------------------------------      --------------------------------------

                                  For Withheld
1. Election of two Directors to
serve in Class I for a term
expiring in 2005 as set forth in
the Proxy Statement--Nominees:
01 Edward J. Mooney               [_]   [_]
02 Enrique J. Sosa                [_]   [_]

                                                                       For Against Abstain
2. Ratification of the Appointment of Independent Public Accountants.  [_]   [_]     [_]


 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

 Please sign exactly as your name appears hereon, if the stock is registered in the names of two or more persons each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give the full corporate name and have a duly authorized officer sign stating such officers' title. If the signer is a partnership, please sign the partnership name by an authorized person.

 Signature               Signature                Date

                                                    /   /

                                     PROXY
                                FMC CORPORATION

                                 [LOGO OF FMC]

          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints William G. Walter, W. Kim Foster and Andrea E. Utecht, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of FMC Corporation to be held on April 23, 2002, at the Top of the Tower, 50th Floor, 1717 Arch Street, Philadelphia, Pennsylvania at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

   FMC CORPORATION
--------------------------------------------------------------------------------

   [_] Mark this box with an X if you have made changes to your name or address details below.

                                                                 A575


--------------------------------------------------------------------------------
 Proxy Card
--------------------------------------------------------------------------------
 Please mark vote in box in the  [X]
 following manner using dark ink
 only.
-----------------------------------      --------------------------------------
 The Board of Directors recommends        The Board of Directors recommends a
  a vote FOR the listed nominees.           vote FOR the following proposal.
-----------------------------------      --------------------------------------

                                  For Withheld
1. Election of two Directors to
serve in Class I for a term
expiring in 2005 as set forth in
the Proxy Statement--Nominees:
01 Edward J. Mooney               [_]   [_]
02 Enrique J. Sosa                [_]   [_]

                                                                       For Against Abstain
2. Ratification of the Appointment of Independent Public Accountants.  [_]   [_]     [_]


 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

 Please sign exactly as your name appears hereon, if the stock is registered in the names of two or more persons each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give the full corporate name and have a duly authorized officer sign stating such officers' title. If the signer is a partnership, please sign the partnership name by an authorized person.

 Signature               Signature                Date

                                                    /   /

                                     PROXY
                                FMC CORPORATION

                                 [LOGO OF FMC]

          This Proxy is Solicited on Behalf of the Board of Directors.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Technologies, Inc. Savings and Investment Plan at the annual meeting of stockholders of FMC Corporation to be held on April 23, 2002, at the Top of the Tower, 50th Floor, 1717 Arch Street, Philadelphia, Pennsylvania at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise instructed prior to April 19, 2002, the Trustee WILL VOTE your shares in proportion to the votes received by participants.

   FMC CORPORATION
--------------------------------------------------------------------------------

   [_] Mark this box with an X if you have made changes to your name or address details below.

                                                                 A575


--------------------------------------------------------------------------------
 Proxy Card
--------------------------------------------------------------------------------
 Please mark vote in box in the  [X]
 following manner using dark ink
 only.
-----------------------------------      --------------------------------------
 The Board of Directors recommends        The Board of Directors recommends a
  a vote FOR the listed nominees.           vote FOR the following proposal.
-----------------------------------      --------------------------------------

                                  For Withheld
1. Election of two Directors to
serve in Class I for a term
expiring in 2005 as set forth in
the Proxy Statement--Nominees:
01 Edward J. Mooney               [_]   [_]
02 Enrique J. Sosa                [_]   [_]

                                                                       For Against Abstain
2. Ratification of the Appointment of Independent Public Accountants.  [_]   [_]     [_]


 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

 Please sign exactly as your name appears hereon, if the stock is registered in the names of two or more persons each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give the full corporate name and have a duly authorized officer sign stating such officers' title. If the signer is a partnership, please sign the partnership name by an authorized person.

 Signature               Signature                Date

                                                    /   /